UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 22, 2008

                             COLLEGE TONIGHT, INC.
             (Exact Name of Registrant as specified in its charter)


       DELAWARE                        0-26599                   26-2983120
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation or organization)     File Number)           Identification No.)


                      6380 WILSHIRE BOULEVARD, SUITE 1020
                         LOS ANGELES, CALIFORNIA          90048
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (323) 966-5830


                                 NOT APPLICABLE
         (Former name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       REGULATION FD DISCLOSURE

On December 22, 2008, College Tonight, Inc. (the "Company") provided a letter to certain investors who previously purchased stock in the Company in connection
with the Company's private placements.   A sample copy of the letter is attached
hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT INDEX


         EXHIBIT NO.          DESCRIPTION
         -----------       ----------------------------------------------
            99.1             LETTER TO INVESTORS DATED DECEMBER 22, 2008

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COLLEGE TONIGHT, INC.


                                 By:  /s/ Zachary R. Suchin
                                      ----------------------------------
                                          Zachary R. Suchin
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)


Dated: December 23, 2008



                                      -3-